Other disclosures	6 Months Ended
Jun. 30, 2018
Other Disclosures [Abstract]
Other disclosures

7. Other disclosures

Capital commitments at 30 June 2018

Capital commitments, excluding the Group’s share of joint venture capital commitments, were US$2,562 million (31 December 2017: US$2,641 million). Capital commitments include open purchase orders for managed operations and expenditure on major projects authorised to date by the Rio Tinto Investment Committee for non-managed operations. On a legally enforceable basis capital commitments would be approximately US$0.5 billion (31 December 2017: US$0.5 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.

The Group’s share of joint venture capital commitments was US$153 million (31 December 2017: US$29 million).

Contingent liabilities (subsidiaries and joint operations)

Contingent liabilities, indemnities and other performance guarantees were US$522 million at 30 June 2018 (31 December 2017: US$552 million).

Indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the guarantees or indemnities being called is assessed as possible rather than probable or remote. There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.

In October 2017, Rio Tinto announced that it had been notified by the U.S. Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and the previous chief financial officer, Guy Elliott, committed violations of the antifraud, reporting, books and records and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012.

In March 2018, the Australian Securities and Investments Commission (ASIC) filed civil proceedings in the NSW District Registry of the Federal Court of Australia against Rio Tinto Ltd, Albanese, and Elliott.  On 1 May 2018, ASIC expanded its proceedings.  ASIC alleges that Rio Tinto committed violations of disclosure, accounting, and misleading or deceptive conduct provisions of the Corporations Act by making misleading or deceptive statements related to RTCM in its 2011 annual report and its 2012 interim financial statements, not complying with accounting standards in respect of its 2012 interim financial statements, and not disclosing an impairment of RTCM in its 2012 interim financial statements.  ASIC further alleges Albanese and Elliott breached their duties as directors or officers, and failed to take all reasonable steps to comply with relevant accounting requirements.

Rio Tinto believes that the SEC case and the ASIC proceedings are unwarranted and that, when all the facts are considered by the courts, the claims will be rejected. Rio Tinto will defend the allegations vigorously.

In October 2017, Rio Tinto reached a settlement with the UK’s Financial Conduct Authority (FCA) related to the timing of the impairment of RTCM, with the FCA determining that Rio Tinto had breached the FCA's Disclosure and Transparency Rules, imposing a financial penalty on Rio Tinto of £27.4 million (US$36.4 million). It is important to stress that the FCA made no findings of fraud, or of any systemic or widespread failure by Rio Tinto. This separate FCA case is now closed.

In addition, Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea.

The outcomes of these matters, and associated class actions that have been commenced on behalf of securities holders, remain uncertain, but they could ultimately expose the Group to material financial cost. The board is giving these matters its full and proper attention and a dedicated board committee continues to monitor the progress of these matters.

The Group is monitoring developments in relation to EU State Aid investigations including the EU Commissions State Aid investigation into the UK’s Controlled Foreign Company taxation regime. The Group does not currently consider that any provision is required in relation to EU State Aid.

Related party matters

Purchases and sales relate largely to amounts charged by equity accounted units for toll processing of alumina and purchases of bauxite and aluminium. Details of the Group's principal equity accounted units are given in the 2017 Annual report.

	Six months	Six months
	to 30 June	to 30 June
	2018	2017
Income statement items	US$m	US$m
Purchases from equity accounted units	(551)	(569)
Sales to equity accounted units	310	134

Cash flow statement items
Dividends from equity accounted units	418	169
Net funding of equity accounted units	(3)	(2)

	30 June	31 December
	2018	2017
Balance sheet items	US$m	US$m
Investments in equity accounted units(a)	4,512	4,486
Loans to equity accounted units	37	39

Loans from equity accounted units	(25)	(31)
Trade and other receivables: amounts due from equity accounted units	315	299
Trade and other payables: amounts due to equity accounted units	(176)	(175)

(a)	Investments in equity accounted units include quasi equity loans.

Rio Tinto plc has provided a number of guarantees in relation to various pension funds. Subject to certain conditions, Rio Tinto plc would pay any contributions due from Group companies participating in these funds in the event that the companies fail to meet their contribution requirements.